UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008

Grand River Commerce, Inc.
(Exact name of registrant as specified in its charter)

Michigan	333-147456	20-5393246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4471 Wilson Ave., SW, Grandville, Michigan	49418
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 531-1943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On July 17, 2008, Grand River Commerce, Inc. (the “Company”) approved the engagement of Rehmann Robson, Certified Public Accountants to serve as the Company's independent public accountants for the fiscal year ending December 31, 2008, and dismissed BKD, LLP as the Company's independent public accountants. The engagement letter with Rehmann Robson, Certified Public Accountants was executed on July 21, 2008. The decision to change independent public accountants was approved by the Audit Committee of the Company’s Board of Directors.

BKD, LLP performed audits of the consolidated financial statements of the Company from inception to December 31, 2007, for the five months ended December 31, 2006, and for the year ended December 31, 2007. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

From the inception of the Company to December 31, 2007, and from December 31, 2007 through the date of this Report on Form 8-K, there have been no matters that were the subject of disagreement as described in Item 304(a)(1)(iv) of Regulation S-K of the SEC’s rules and regulations between the Company and BKD, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused BKD, LLP to make reference to the subject matter of such disagreements in connection with its report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred from the inception of the Company to December 31, 2007, or from December 31, 2007 through the date of this Report.

The Company has requested a letter from BKD, LLP, addressed to the SEC, stating whether it agrees with the above statements.

From the inception of the Company to December 31, 2007 and from December 31, 2007 through the engagement of Rehmann Robson, Certified Public Accountants as the Company’s independent accountants, neither the Company nor anyone on its behalf had consulted Rehmann Robson, Certified Public Accountants with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with BKD, LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of BKD, LLP, would have caused BKD, LLP to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of the Regulation S-K of the SEC’s rules and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAND RIVER COMMERCE, INC.

Date: July 23, 2008	By:	/s/ Robert P. Bilotti
Robert P. Bilotti
President and Chief Executive Officer